Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT A-1
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of ___________________ between ________________________ (“Assignor”) and ________________________ (“Assignee”). Reference is made to the Credit Agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
1.    In accordance with the terms and conditions of Section 13 of the Credit Agreement, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and [the Assignor’s portion of the outstanding Advances][and][the Assignor’s Commitments], all to the extent specified on Annex I.
2.    The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, encumbrance or other adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by the Borrowers to Assignor with respect to Assignor’s share of [the outstanding Advances][and][Commitments] assigned hereunder, as reflected on Assignor’s books and records.
3.    The Assignee (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (b) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (c) agrees that it will, independently and without reliance upon Agent, Assignor, or any

Exhibit 10.61 DIP Credit Agreement Exhibits

other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (d) confirms that it is an Eligible Transferee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.
4.    Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent. The effective date of this Assignment Agreement (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole and separate account a processing fee in the amount of $3,500 (if required by the Credit Agreement), (c) the receipt of any required consent of the Agent, and (d) the date specified in Annex I.
5.    As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Assignment Agreement, including such assigning Lender’s obligations under Article 15 and Section 17.9(a) of the Credit Agreement.
6.    On the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.

Exhibit 10.61 DIP Credit Agreement Exhibits

7.    This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by facsimile or other electronic transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.
8.    THE VALIDITY OF THIS ASSIGNMENT AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

Exhibit 10.61 DIP Credit Agreement Exhibits

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.

[NAME OF ASSIGNOR]

as Assignor

By

Name:

Title:

[NAME OF ASSIGNOR]

as Assignor

By

Name:

Title:

[CONSENTED TO AND] ACCEPTED THIS

______ DAY OF _______________, ________

JPMorgan Chase Bank, N.A., as Agent

By

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

ANNEX FOR ASSIGNMENT AND ACCEPTANCE AGREEMENT
ANNEX 1

1.
Borrowers: Exide Technologies, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”) and Exide Global Holding Netherlands C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers”)

2.	Name and Date of Credit Agreement:
Superpriority Debtor-in-Possession Credit Agreement, dated as of [●], 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”)
Date of Assignment Agreement:     ________

3.	Amounts:
Assigned Amount of Commitment:    $________
Assigned Amount of Advances:    $________
Settlement Date:     ________
Purchase Price:    $________

4.	Notice and Payment Instructions, etc.:

Assignee:	Assignor:
_________________	_________________
_________________	_________________
_________________	_________________

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT B-1
FORM OF BORROWING BASE CERTIFICATE
[INSERT DATE]
Reference is made to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.
Pursuant to Schedule 5.2 of the Credit Agreement, the undersigned Responsible Officer of the Company hereby certifies, solely in his/her capacity as a Responsible Officer and not in any individual capacity, that the items set forth on Schedule 1 hereto, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items, are true and correct in all material respects.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.61 DIP Credit Agreement Exhibits

IN WITNESS WHEREOF, this Borrowing Base Certificate is executed by the undersigned as of the date first written above.

EXIDE TECHNOLOGIES

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

Schedule 1
[Exide Technologies Borrowing Base Report]

[To be updated]

Certificate No. _______
Report Date ________

1.. Beginning Balance (Ending Balance of Last Report)	0.00	0.00
as of 0/0/0000
2. Plus Sales		0.00
3. Less Credits Memos		0.00
4 Gross Adjustment (+)		0.00
5. Gross Adjustment (-)		0.00
6. Less Total Cash Collections		0.00
7. Add Back Non-AR Cash Collections		0.00
8. Less: Discounts/Allowances		0.00
9. ENDING BALANCE PER AGINGS		0.00
10. Less: Unapplied Cash		0.00
11. Less: Ineligible Accounts Receivable		0.00
12. ELIGIBLE ACCOUNTS RECEIVABLE		0.00
13. Times: Accounts Receivable Advance Rate		85%
14. ACCOUNTS RECEIVABLE AVAILABILITY		0.00
15. Dilution Reserve (Amount > 5%)		0.00
16. Reserve		0.00
17. OPEN		0.00
18. Total AR Availability		0.00
19.AR AVAILABILITY → THE LESSOR OF	$225,000,000.00	OR	Line 18	0.00
20. Total Inventory	as of			0.03
22. Less: Total Ineligible		0.00	Advance Rates Per 85% of NOLV
23. INELIGIBLE INVENTORY		0.00
24. Times: Inventory Advance Rate		85%
25. Total Available Inventory		0.00
26. INVENTORY AVAILABILITY: →THE LESSOR OF	$225,000,000.00	OR	LINE 25	0.00
TOTAL BORROWING BASE AVAILABILITY			0.00	0.00
27. Availability: the Lesser of Max. Loan	$225,000,000.00
28. Ending Revolver Loan Balance	as of: xx/xx/xx			0.00
AVAILABILITY
29. Calculated Borrowing Base Availability	(Line 27 above)			0.00
30. Less: Other				0.00
31. Less: Other				0.00
Sub-Total
32. Less: Ending Loan Balance	(Line 28 above)			0.00
33. Less: Outstanding L/C Balance	(from Loan Ledger Report)
34. Net Excess Availability

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT B-2
FORM OF BANK PRODUCT PROVIDER LETTER AGREEMENT
[Letterhead of Specified Bank Products Provider]

[Date]

JPMorgan Chase Bank, N.A. as Agent
500 Stanton Christiana Road
Newark, DE 19713
Attn: John Getchius
Fax No.: 302-634-4250

With a copy to:    Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attn: Alice Eaton

Houlihan Lokey
245 Park Avenue, 20th floor
New York, NY 10167
Attn: David R. Hilty
Reference is hereby made to that certain Superpriority Debtor-In-Possession Credit Agreement, dated as of [ ], 2013 (as amended, restated, supplemented, or modified from time to time, the “Credit Agreement”), by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.
Reference is also made to that certain [describe the Bank Product Agreement or Agreements] (the “Specified Bank Product Agreement [Agreements]”) dated as of [____] by and between [Lender or Affiliate of Lender] (the “Specified Bank Products Provider”) and [identify the Loan Party or Subsidiary].
1.    Appointment of Agent; Agency Provisions. The Specified Bank Products Provider hereby designates and appoints Agent, and Agent by its signature below hereby accepts such

Exhibit 10.61 DIP Credit Agreement Exhibits

appointment, as its agent under the Credit Agreement and the other Loan Documents. The Specified Bank Products Provider hereby acknowledges that it has reviewed Sections 15 and 17.5 (collectively such sections are referred to herein as the “Agency Provisions”), including, as applicable, the defined terms referenced therein (but only to the extent used therein), and agrees to be bound by the provisions thereof. Specified Bank Products Provider and Agent each agree that the Agency Provisions which govern the relationship, and certain representations, acknowledgements, appointments, rights, restrictions, and agreements, between the Agent, on the one hand, and the Lenders or the Lender Group, on the other hand, shall, from and after the date of this letter agreement also apply to and govern, mutatis mutandis, the relationship between the Agent, on the one hand, and the Specified Bank Product Provider with respect to the Bank Products provided pursuant to the Specified Bank Product Agreement[s], on the other hand.
2.    Acknowledgement of Certain Provisions of Credit Agreement. The Specified Bank Products Provider hereby acknowledges that it has reviewed the provisions of Sections 2.4(b)(ii), 14.1, 17.5, 17.9(a), and 17.17 of the Credit Agreement, including, as applicable, the defined terms referenced therein, and agrees to be bound by the provisions thereof. Without limiting the generality of any of the foregoing referenced provisions, Specified Bank Product Provider understands and agrees that its rights and benefits under the Loan Documents consist solely of it being a beneficiary of the Liens and security interests granted to Agent and the right to share in Collateral as set forth in the Credit Agreement.
3.    Reporting Requirements. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products. On a monthly basis (not later than the 10th Business Day of each calendar month) or as more frequently as Agent shall request, the Specified Bank Products Provider agrees to provide Agent (with a copy to the Required Term Lenders’ Advisors) with a written report, in form and substance satisfactory to Agent (after reasonable consultation with the Required Term Lenders’ Advisors), detailing Specified Bank Products Provider’s reasonable determination of the credit exposure (and mark-to-market exposure) of the Borrowers and their Subsidiaries in respect of the Bank Products provided by Specified Bank Products Provider pursuant to the Specified Bank Products Agreement[s]. If Agent does not receive such written report within the time period provided above, Agent shall be entitled to assume that the reasonable determination of the credit exposure of the Borrowers and their Subsidiaries with respect to the Bank Products provided pursuant to the Specified Bank Products Agreement[s] is zero.
4.    Bank Product Reserve Conditions. Specified Bank Products Provider further acknowledges and agrees that Agent shall have the right, but shall have no obligation to establish, maintain, relax or release reserves in respect of any of the Bank Product Obligations and that if reserves are established there is no obligation on the part of the Agent to determine or insure whether the amount of any such reserve is appropriate or not. If Agent so chooses to implement a reserve,

Exhibit 10.61 DIP Credit Agreement Exhibits

Specified Bank Products Provider acknowledges and agrees that Agent shall be entitled to rely on the information in the reports described above to establish the Bank Product Reserve Amount.
5.    Bank Product Obligations. From and after the delivery to Agent of this letter agreement duly executed by Specified Bank Product Provider and the acknowledgement of this letter agreement by Agent and the Company, the obligations and liabilities of the Borrowers and their Subsidiaries to Specified Bank Product Provider in respect of Bank Products evidenced by the Specified Bank Product Agreement[s] shall constitute Bank Product Obligations (and which, in turn, shall constitute Obligations), and Specified Bank Product Provider shall constitute a Bank Product Provider until such time as Specified Bank Products Provider or its affiliate is no longer a Lender. Specified Bank Products Provider acknowledges that other Bank Products (which may or may not be Specified Bank Products) may exist at any time.
6.    Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in Section 11 of the Credit Agreement, and, if to Agent and/or Required Term Lenders’ Advisors, shall be mailed, sent, or delivered to Agent and/or Required Term Lenders’ Advisors in accordance with Section 11 in the Credit Agreement, if to the Company, shall be mailed, sent, or delivered to the Company in accordance with Section 11 in the Credit Agreement, and, if to Specified Bank Products Provider, shall be mailed, sent or delivered to the address set forth below, or, in each case as to any party, at such other address as shall be designated by such party in a written notice to the other party.

If to Specified Bank Products Provider:

Attn:

Fax No.
7.    Miscellaneous. This letter agreement is for the benefit of Agent, Specified Bank Products Provider, the Borrowers and each of their respective successors and assigns (including any successor agent pursuant to Section 15.9 of the Credit Agreement, but excluding any successor or assignee of a Specified Bank Products Provider that does not qualify as a Bank Product Provider). Unless the context of this letter agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” This letter agreement may be executed in any number of

Exhibit 10.61 DIP Credit Agreement Exhibits

counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile or other means of electronic transmission shall be equally effective as delivery of a manually executed counterpart.
8.    Governing Law.
(a)    THE VALIDITY OF THIS LETTER AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO, IN ANY WAY RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN A FORUM OTHER THAN THE BANKRUPTCY COURT (OR, IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8(b).

Exhibit 10.61 DIP Credit Agreement Exhibits

(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS LETTER AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature pages to follow]

Exhibit 10.61 DIP Credit Agreement Exhibits

Sincerely,
[SPECIFIED BANK PRODUCTS PROVIDER[
By:
Name:
Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

Acknowledged, accepted, and agreed as of the date first written above:

EXIDE TECHNOLOGIES, a debtor and debtor-in-possession

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

Acknowledged, accepted, and agreed as of _________________, 20______;

JPMorgan Chase Bank, N.A., as Agent

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT C-1
FORM OF COMPLIANCE CERTIFICATE
[INSERT DATE]
For the [calendar month][fiscal quarter][fiscal year] ended _______________
(the “Statement Date”)
Reference is made to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and individually, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.
Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned, being a Responsible Officer of the Company, hereby certifies as of the date hereof, solely in his/her capacity as a Responsible Officer and not in any individual capacity, as follows:
1.    The financial information of the Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the consolidated financial condition of the Borrowers and their Subsidiaries as at the Statement Date and for the period covered thereby.
2.    Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.
3.    Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action the Borrowers and their Subsidiaries have taken, are taking, or propose to take with respect thereto.

Exhibit 10.61 DIP Credit Agreement Exhibits

4.    The representations and warranties of each Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.
5.    The Company is in compliance with the financial covenant contained in Section 7.1 of the Credit Agreement as demonstrated on Schedule 4 hereof.
[6.    The Company is in compliance with the financial covenant contained in Section 7.2 of the Credit Agreement as demonstrated on Schedule 5 hereof.]
[7.    The Company is in compliance with the financial covenant contained in Section 7.4 of the Credit Agreement as demonstrated on Schedule 6 hereof.]
[8.    The Company is in compliance with the financial covenant contained in Section 7.5 of the Credit Agreement as demonstrated on Schedule 7 hereof.]
9.    Attached hereto as Schedule 8 is a list of Excluded Subsidiaries and the aggregate value of their assets, on an individual and consolidated basis, as of the Statement Date.
10.    Attached hereto as Schedule 9 is a list of all outstanding intercompany loan and trade balances (whether evidenced by a note, invoice, ledger entry or otherwise) as of a date no earlier than the Statement Date, by and among the Company and its Subsidiaries and by and among the Loan Parties owed by or to any Loan Party by or to any other Loan Party.
[11.    Attached hereto as Schedule 10 is a supplement to Schedule 4.13 to the Credit Agreement (of the same scope as described in Section 4.13 of the Credit Agreement), identifying any Intellectual Property that was created, established or acquired initially since [the Closing Date] [the delivery of the prior quarterly or annual, as applicable, Compliance Certificate], together with, to the extent required pursuant to the US Security Agreement, the Canadian Security Agreement or any other applicable Security Document, supplemental Intellectual Property short form security agreements duly executed by the applicable Loan Parties.]

Exhibit 10.61 DIP Credit Agreement Exhibits

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned as of the date first written above.

EXIDE TECHNOLOGIES, a debtor and debtor-in-possession

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 1
Financial Information

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 2
Default or Event of Default

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 3
Representations and Warranties

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 4
Financial Covenant – Minimum Liquidity
Liquidity:
(1)    Liquidity on [__/__/__]: (x) + (y)    $[___,___,___]
(x)    Unrestricted Cash    $[___,___,___]
(y)    Excess Availability    $[___,___,___]
(2)    Liquidity on [__/__/__]: (x) + (y)    $[___,___,___]
(x)    Unrestricted Cash    $[___,___,___]
(y)    Excess Availability    $[___,___,___]
(3)    Liquidity on [__/__/__]: (x) + (y)    $[___,___,___]
(x)    Unrestricted Cash    $[___,___,___]
(y)    Excess Availability    $[___,___,___]
(4)    Liquidity on [__/__/__]: (x) + (y)    $[___,___,___]
(x)    Unrestricted Cash    $[___,___,___]
(y)    Excess Availability    $[___,___,___]
(5)    Liquidity on [__/__/__]: (x) + (y)    $[___,___,___]
(x)    Unrestricted Cash    $[___,___,___]
(y)    Excess Availability    $[___,___,___]

Exhibit 10.61 DIP Credit Agreement Exhibits

[SCHEDULE 5
Financial Covenant – Maximum Capital Expenditures]

Exhibit 10.61 DIP Credit Agreement Exhibits

[SCHEDULE 6
Financial Covenant – Minimum Cumulative EBITDA]

1.    EBITDA: (1) + (2) – (3)    $[___,___,___]
(1)        Net Income    $[___,___,___]
(2)    (i)    all income taxes of the Company and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period other
than income taxes attributable to extraordinary, unusual or
nonrecurring gains or losses or taxes attributable to sales or
dispositions outside the ordinary course of business    $[___,___,___]
(ii)    Interest Expense    $[___,___,___]
(iii)    Non-cash Charges    $[___,___,___]
(iv)    any extraordinary gain (or loss), together with any related provision for taxes on any such extraordinary gain (or the tax effect of any such extraordinary loss), realized by the Company or any Restricted
Subsidiary during such period    $[___,___,___]
(v)    any unusual or nonrecurring gain (or loss), together with any related provision for taxes on any such unusual or nonrecurring gain (or the tax effect of any such unusual or nonrecurring loss), realized by the
Company or any Restricted Subsidiary during such period, including, without limitation, (A) any charges, costs, fees and expenses directly incurred as a result of restructuring activities (including, without limitation, severance cost and facility closures) and discontinued
operations (other than such charges, costs, fees and expenses to the extent constituting losses arising from such discontinued operations),
(B) non-recurring cost and expenses incurred in connection with cost reduction or environmental compliance initiatives of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed
$5 million during the term of the Agreement, (C) non-recurring costs and expenses incurred in connection with, Investments permitted under Section 6.11, recapitalization or permitted incurrence of
Indebtedness that are factually supportable, and are expected to have a continuing impact, determined on a basis consistent with Regulation
S-X and such adjustments are set forth in a certificate signed by the
Company’s chief financial officer and one other Responsible Officer that states (x) the amount of such adjustment or adjustments and (y)
that such adjustment or adjustments are based on the reasonable

Exhibit 10.61 DIP Credit Agreement Exhibits

good faith belief of the officers executing such certificate at the time
of such execution    $[___,___,___]
(vi)    fees, costs, charges, commissions and expenses incurred during such period in connection with the Loan Documents, the Transactions, the
Case, the Reorganization Plan and the transactions contemplated by the
foregoing    $[___,___,___]
(vii)    non-cash losses or charges in respect of foreign exchange currency
remeasurements    $[___,___,___]
Sum of (i) through (vii)    $[___,___,___]
(3)        any non-cash items increasing Net Income for such period (including,

            for the avoidance of doubt, non-cash gains or credits in respect of foreign exchange currency remeasurements to the extent increasing

            Net Income)    $[___,___,___]
(all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in accordance     with GAAP)

2.    Net Income: (1) – (2)    $[___,___,___]
(1)        the aggregate net income (or loss) of the Company and its Restricted
Subsidiaries for such period on a consolidated basis and attributable to the Company and its Restricted Subsidiaries (after giving effect to non-controlling interests), determined in accordance with GAAP and
prior to Preferred Stock dividends    $[___,___,___]
(2)    (a)    after-tax gains or losses from the sale or disposition of assets or
abandonments or reserves relating thereto    $[___,___,___]
(b)    the net income or net loss of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Company or is merged
or consolidated with the Company or any Restricted Subsidiary    $[___,___,___]
(c)    the net income (but not loss) of any Restricted Subsidiary of the
Company to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise (except tot the extent

Exhibit 10.61 DIP Credit Agreement Exhibits

of the amount of dividends or distributions that have been paid to the
Company or one or more Restricted Subsidiaries that were not
subject to any such restrictions during the relevant period)    $[___,___,___]
(d)    the net income of any Person, other than a Restricted Subsidiary of the Company, except to the extent of cash dividends or distributions paid to the Company or to a Restricted Subsidiary thereof by such
Person    $[___,___,___]
(e)    the Company’s equity in the net loss of any Person that is not a
Restricted Subsidiary, except to the extent such net loss has been funded
with cash from the Company or a Restricted Subsidiary    $[___,___,___]
(f)    income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether
or not such operations were classified as discontinued    $[___,___,___]
(g)    the cumulative effect of a change in accounting principles    $[___,___,___]
(h)    any unrealized Statement of Financial Accounting Standards
No. 133 gain or loss in respect of Hedge Agreements    $[___,___,___]
(i)    any non-cash gains, losses or charges attributable to the early
extinguishment of Indebtedness    $[___,___,___]
(j)    any non-cash goodwill or intangible impairment charges (including such charges resulting from the application of Statement of
Financial Accounting Standards No. 142 or Statement of Financial
Accounting Standards No. 144, and the amortization of intangibles arising pursuant to Statement of Financial Accounting Standards
No. 141)    $[___,___,___]
(k)    any non-cash compensation charge or expense, including any such charge or expense arising from grants of stock options or restricted stock or other equity incentive programs for the benefit of officers, directors and employees of the Company or any Restricted
Subsidiary    $[___,___,___]
(l)    costs or expenses incurred in connection with the litigation, resolution, compromise or settlement of outstanding claims related to the
Company’s reorganization under Chapter 11 of the Bankruptcy Code    $[___,___,___]
(m)    costs or expenses related to the Transactions    $[___,___,___]
(n)    any non-cash gains and losses due solely to fluctuations in currency values, and any non-cash gains or losses due to the revaluation of
warrants liability, in each case in accordance with GAAP    $[___,___,___]

Exhibit 10.61 DIP Credit Agreement Exhibits

Sum of (a) through (n)    $[___,___,___]

Exhibit 10.61 DIP Credit Agreement Exhibits

[SCHEDULE 7
Financial Covenant – Minimum Twelve-Month Trailing EBITDA]

1.    EBITDA: (1) + (2) – (3)    $[___,___,___]
(1)        Net Income    $[___,___,___]
(2)    (i)    all income taxes of the Company and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period other
than income taxes attributable to extraordinary, unusual or
nonrecurring gains or losses or taxes attributable to sales or
dispositions outside the ordinary course of business    $[___,___,___]
(ii)    Interest Expense    $[___,___,___]
(iii)    Non-cash Charges    $[___,___,___]
(iv)    any extraordinary gain (or loss), together with any related provision for taxes on any such extraordinary gain (or the tax effect of any such extraordinary loss), realized by the Company or any Restricted
Subsidiary during such period    $[___,___,___]
(v)    any unusual or nonrecurring gain (or loss), together with any related provision for taxes on any such unusual or nonrecurring gain (or the tax effect of any such unusual or nonrecurring loss), realized by the
Company or any Restricted Subsidiary during such period, including, without limitation, (A) any charges, costs, fees and expenses directly incurred as a result of restructuring activities (including, without limitation, severance cost and facility closures) and discontinued
operations (other than such charges, costs, fees and expenses to the extent constituting losses arising from such discontinued operations),
(B) non-recurring cost and expenses incurred in connection with cost reduction or environmental compliance initiatives of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed
$5 million during the term of the Agreement, (C) non-recurring costs and expenses incurred in connection with, Investments permitted under Section 6.11, recapitalization or permitted incurrence of
Indebtedness that are factually supportable, and are expected to have a continuing impact, determined on a basis consistent with Regulation
S-X and such adjustments are set forth in a certificate signed by the
Company’s chief financial officer and one other Responsible Officer that states (x) the amount of such adjustment or adjustments and (y)
that such adjustment or adjustments are based on the reasonable

Exhibit 10.61 DIP Credit Agreement Exhibits

good faith belief of the officers executing such certificate at the time
of such execution    $[___,___,___]
(vi)    fees, costs, charges, commissions and expenses incurred during such period in connection with the Loan Documents, the Transactions, the
Case, the Reorganization Plan and the transactions contemplated by the
foregoing    $[___,___,___]
(vii)    non-cash losses or charges in respect of foreign exchange currency
remeasurements    $[___,___,___]
Sum of (i) through (vii)    $[___,___,___]
(3)        any non-cash items increasing Net Income for such period (including,

            for the avoidance of doubt, non-cash gains or credits in respect of foreign exchange currency remeasurements to the extent increasing

            Net Income)    $[___,___,___]
(all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in accordance     with GAAP)

2.    Net Income: (1) – (2)    $[___,___,___]
(1)        the aggregate net income (or loss) of the Company and its Restricted
Subsidiaries for such period on a consolidated basis and attributable to the Company and its Restricted Subsidiaries (after giving effect to non-controlling interests), determined in accordance with GAAP and
prior to Preferred Stock dividends    $[___,___,___]
(2)    (a)    after-tax gains or losses from the sale or disposition of assets or
abandonments or reserves relating thereto    $[___,___,___]
(b)    the net income or net loss of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Company or is merged
or consolidated with the Company or any Restricted Subsidiary    $[___,___,___]
(c)    the net income (but not loss) of any Restricted Subsidiary of the
Company to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise (except tot the extent

Exhibit 10.61 DIP Credit Agreement Exhibits

of the amount of dividends or distributions that have been paid to the
Company or one or more Restricted Subsidiaries that were not
subject to any such restrictions during the relevant period)    $[___,___,___]
(d)    the net income of any Person, other than a Restricted Subsidiary of the Company, except to the extent of cash dividends or distributions paid to the Company or to a Restricted Subsidiary thereof by such
Person    $[___,___,___]
(e)    the Company’s equity in the net loss of any Person that is not a
Restricted Subsidiary, except to the extent such net loss has been funded
with cash from the Company or a Restricted Subsidiary    $[___,___,___]
(f)    income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether
or not such operations were classified as discontinued    $[___,___,___]
(g)    the cumulative effect of a change in accounting principles    $[___,___,___]
(h)    any unrealized Statement of Financial Accounting Standards
No. 133 gain or loss in respect of Hedge Agreements    $[___,___,___]
(i)    any non-cash gains, losses or charges attributable to the early
extinguishment of Indebtedness    $[___,___,___]
(j)    any non-cash goodwill or intangible impairment charges (including such charges resulting from the application of Statement of
Financial Accounting Standards No. 142 or Statement of Financial
Accounting Standards No. 144, and the amortization of intangibles arising pursuant to Statement of Financial Accounting Standards
No. 141)    $[___,___,___]
(k)    any non-cash compensation charge or expense, including any such charge or expense arising from grants of stock options or restricted stock or other equity incentive programs for the benefit of officers, directors and employees of the Company or any Restricted
Subsidiary    $[___,___,___]
(l)    costs or expenses incurred in connection with the litigation, resolution, compromise or settlement of outstanding claims related to the
Company’s reorganization under Chapter 11 of the Bankruptcy Code    $[___,___,___]
(m)    costs or expenses related to the Transactions    $[___,___,___]
(n)    any non-cash gains and losses due solely to fluctuations in currency values, and any non-cash gains or losses due to the revaluation of
warrants liability, in each case in accordance with GAAP    $[___,___,___]

Exhibit 10.61 DIP Credit Agreement Exhibits

Sum of (a) through (n)    $[___,___,___]

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 8
Excluded Subsidiaries

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 9
Intercompany Balances

Exhibit 10.61 DIP Credit Agreement Exhibits

[SCHEDULE 10
Intellectual Property]

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT F-1
FORM OF CASH BUDGET

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT I-1
FORM OF INTERIM FINANCING ORDER

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT J-1
FORM OF US JOINDER AGREEMENT
THIS US JOINDER AGREEMENT (this “Agreement”) is dated as of _____ ___, 201__ by and among ________, a _________ (the “New Subsidiary”) and JPMorgan Chase Bank, N.A., in its capacity as agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and the Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the applicable Loan Document; and
WHEREAS, pursuant to Section 5.12(a) of the Credit Agreement, the New Subsidiary is required to execute, among other documents, this Agreement in order to become a (a) Guarantor under the US Guaranty; (b) Grantor under the US Security Agreement; and (c) such other Loan Documents as would have been entered into by such New Subsidiary if it had been a US Guarantor or Grantor on the Closing Date; and
WHEREAS, the New Subsidiary (a) is a Subsidiary of the Company and, as such, will benefit by virtue of the financial accommodations extended to the Borrowers by the Lender Group and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Subsidiary hereby agrees as follows:

Exhibit 10.61 DIP Credit Agreement Exhibits

1.    The New Subsidiary, by its signature below, becomes a “Grantor” under the US Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the US Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant, assign, and pledge to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations (as defined in the US Security Agreement), a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the US Security Agreement). Schedule 1 attached hereto supplements the schedules to the US Security Agreement, as applicable to such New Subsidiary, and Schedule 2 attached hereto supplements the schedules to the Credit Agreement, as applicable to such New Subsidiary, and shall be deemed a part thereof for all purposes of the US Security Agreement and the Credit Agreement, respectively. Each reference to a “Grantor” in the US Security Agreement and the other Loan Documents shall be deemed to include the New Subsidiary. The US Security Agreement is incorporated herein by reference. The New Subsidiary authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency of filing office acceptance. The New Subsidiary also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
2.    The New Subsidiary, by its signature below, becomes a “Guarantor” under the US Guaranty with the same force and effect as if originally named therein as a “Guarantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the US Guaranty applicable to it as a “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby, jointly and severally together with the other Guarantors, guaranty to Agent, for the benefit of the Secured Parties, as provided in the Guaranty, the prompt payment and performance of the Guarantied Obligations (as defined in the US Guaranty) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. Each reference to a “US Guarantor”, the “US Guarantors”, a “Guarantor” or the “Guarantors” in the US Guaranty and the

Exhibit 10.61 DIP Credit Agreement Exhibits

other Loan Documents shall be deemed to include the New Subsidiary. The US Guaranty is incorporated herein by reference.
3.    [The New Subsidiary, by its signature below, becomes a party to the [other applicable agreements] and the New Subsidiary hereby (a) agrees to all of the terms and provisions of [other applicable agreements] applicable to it as a “[Borrower/Guarantor/Grantor/Pledgor]” thereunder and (b) represents and warrants that the representations and warranties made by it as a “[Borrower/Guarantor/Grantor/Pledgor]” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “[Borrower/Guarantor/Grantor/Pledgor]” in the [other applicable agreements] shall be deemed to include the New Subsidiary.]
4.    The New Subsidiary represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Agreement has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
6.    The US Security Agreement, the US Guaranty and [other applicable agreement], as supplemented hereby, shall remain in full force and effect.
7.    THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.61 DIP Credit Agreement Exhibits

8.    THE NEW SUBSIDIARY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST THE AGENT OR ANY LENDER OF ANY OF THE FOREGOING, IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN A FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.
9.    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.61 DIP Credit Agreement Exhibits

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY:	NAME OF NEW SUBSIDIARY,

a

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

AGENT:	JPMorgan Chase Bank, N.A., as Agent

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

SCHEDULE 1

Supplements to Schedules to US Security Agreement

SCHEDULE 2

Supplements to Schedules to Credit Agreement

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT J-2
FORM OF FOREIGN JOINDER AGREEMENT
THIS FOREIGN JOINDER AGREEMENT (this “Agreement”) is dated as of _______ ___, 20_ by and among ___________, a _______________ (the “New Subsidiary”) and JPMorgan Chase Bank, N.A., in its capacity as agent for Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and the Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and
WHEREAS, pursuant to Section 5.12(b) of the Credit Agreement, the New Subsidiary is required to execute, among other documents, this Agreement in order to become a (a) Guarantor under the Foreign Guaranty; (b) Grantor under each applicable Foreign Security Documents; and (c) party to such other Loan Documents as the Agent may reasonably request, subject to such restrictions and/or limitations as may be required under applicable Law; and
WHEREAS, the New Subsidiary (a) is a Subsidiary of the Company and, as such, will benefit by virtue of the financial accommodations extended to the Borrowers by the Lender Group and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Subsidiary hereby agrees as follows:

Exhibit 10.61 DIP Credit Agreement Exhibits

1.    [The New Subsidiary, by its signature below, becomes a “Grantor” under the applicable Foreign Security Documents with the same force and effect as if originally named therein as a “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of such Foreign Security Documents applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant, assign, and pledge to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations (as defined in such Foreign Security Document), a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in such Foreign Security Documents). Each reference to a “Grantor” in the applicable Foreign Security Document and the other Loan Documents shall be deemed to include the New Subsidiary. Each applicable Foreign Security Document is incorporated herein by reference.] [The New Subsidiary, by its execution of the Foreign Security Documents attached hereto as Schedule 1, unconditionally grants, assigns, and pledges to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in such Foreign Security Documents).].
2.    The New Subsidiary, by its signature below, becomes a “Guarantor” under the Foreign Guaranty with the same force and effect as if originally named therein as a “Guarantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Foreign Guaranty applicable to it as a “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby, jointly and severally together with the other Guarantors, guaranty to the Agent, for the benefit of the Secured Parties, as provided in the Foreign Guaranty, the prompt payment and performance of the Guarantied Obligations (as defined in the Foreign Guaranty) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. Each reference to a “Foreign Subsidiary Guarantor”, the “Foreign Subsidiary Guarantors”, a “Foreign Guarantor” or the “Foreign Guarantors” in the Foreign Guaranty and the other Loan Documents shall be deemed to include the New Subsidiary. The Foreign Guaranty is incorporated herein by reference.
3.    The New Subsidiary, by its signature below, becomes a party to the [other applicable agreements] and the New Subsidiary hereby (a) agrees to all of the terms and provisions of [other applicable agreements] applicable to it as a “[Borrower/Guarantor/Grantor/Pledgor]” thereunder and (b) represents and warrants that the representations and warranties made by it as a “[Borrower/

Exhibit 10.61 DIP Credit Agreement Exhibits

Guarantor/Grantor/Pledgor]” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “[Borrower/Guarantor/Grantor/Pledgor]” in the [other applicable agreements] shall be deemed to include the New Subsidiary.
4.    The New Subsidiary represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Agreement has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
6.    The [Foreign Security Documents], the Foreign Guaranty and [other applicable agreements], as supplemented hereby, shall remain in full force and effect.
7.    THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
8.    THE NEW SUBSIDIARY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST THE AGENT OR ANY LENDER OF ANY OF THE FOREGOING, IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN A FORUM OTHER

Exhibit 10.61 DIP Credit Agreement Exhibits

THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.
9.    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE NEW SUBSIDIARY, THE AGENT AND EACH LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
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Exhibit 10.61 DIP Credit Agreement Exhibits

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY:	NAME OF NEW SUBSIDIARY,

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

AGENT:	JPMorgan Chase Bank, N.A., as Agent

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

Schedule 1

[Applicable Foreign Security Documents]

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT L-1
FORM OF LIBOR NOTICE
JPMorgan Chase Bank, N.A., as Agent
500 Stanton Christiana Road
Newark, DE 19713
Attn: John Getchius
Fax No.: 302-634-4250

Ladies and Gentlemen:
Reference hereby is made to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and individually, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
This LIBOR Notice represents Borrowers’ request to elect the LIBOR Option with respect to outstanding Revolver Advances in the amount of $          (the “LIBOR Rate Advance”).
The LIBOR Rate Advance will have an Interest Period of [1, 2, or 3] month(s) commencing on            .
This LIBOR Notice further confirms Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.
The Company represents and warrants that no Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur immediately after giving effect to the request above.

Exhibit 10.61 DIP Credit Agreement Exhibits

Dated:

EXIDE TECHNOLOGIES

a debtor and debtor-in-possession

By:

Name:

Title:

Acknowledge by:

JPMorgan Chase Bank, N.A.,

as Agent

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT W-1
FORM OF WITHDRAWAL NOTICE
JPMorgan Chase Bank, N.A., as Agent
500 Stanton Christiana Road
Newark, DE 19713
Attn: John Getchius
Fax No.: 302-634-4250

Ladies and Gentlemen:
Reference hereby is made to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and individually, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to Section 3.8 of the Credit Agreement, the Company hereby requests, [on behalf of [LOAN PARTY]], to make a withdrawal of [AMOUNT] from [DESCRIBE FOREIGN (NON-CANADIAN/NON-UK) DOMINION ACCOUNT OR, AFTER DELIVERY OF ACTIVATION NOTICE, DISBURSEMENT ACCOUNT FROM WHICH WITHDRAWAL IS REQUESTED] on [DATE] to the following account:
Bank Name:    _______________________
Bank Address:    _______________________
ABA Number:    _______________________
Account Number:    _______________________
Attention:    _______________________
Reference:    _______________________
[The Company hereby certifies that the following conditions are satisfied:
(i)    the representations and warranties of each Borrower contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already

Exhibit 10.61 DIP Credit Agreement Exhibits

are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date); and
(ii)    no Default or Event of Default has occurred and is continuing on the date hereof, nor will either result from the making of the withdrawal requested herein.]
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Exhibit 10.61 DIP Credit Agreement Exhibits

Dated:

EXIDE TECHNOLOGIES

a debtor and debtor-in-possession

By:

Name:

Title:

Consented to by:

JPMorgan Chase Bank, N.A.,

as Agent

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT W-2
MILESTONES

(a)	By no later than six (6) months after the Petition Date, the Company shall finalize a business plan in form and substance acceptable to the Agent and the Required Lenders.

(a)	By no later than nine (9) months after the Petition Date, the Company shall file with the Bankruptcy Court in the Case a proposed Acceptable Reorganization Plan.

(b)
By no later than twelve (12) months after the Petition Date, the Company shall commence solicitation of acceptances for an Acceptable Reorganization Plan pursuant to a disclosure statement and solicitation procedures approved by the Bankruptcy Court that are in form and substance reasonably acceptable to the Agent and the Required Lenders

(c)
By no later than fifteen (15) months after the Petition Date, the Company shall obtain entry of an order of the Bankruptcy Court confirming an Acceptable Reorganization Plan, which order shall be in form and substance acceptable to the Agent and the Required Lenders.

(d)
By no later than the first Business Day that occurs sixteen (16) months after the Closing Date, the effective date of an Acceptable Reorganization Plan shall have occurred and the order confirming the Acceptable Reorganization Plan shall not have been amended, modified, supplemented (or any portions thereof reversed, stayed or vacated) other than as agreed in writing by the Agent and the Required Lenders.

Exhibit 10.61 DIP Credit Agreement Exhibits

EXHIBIT X
FORM OF TERM ADVANCE PROCEEDS WITHDRAWAL REQUEST
JPMorgan Chase Bank, N.A., as Agent
500 Stanton Christiana Road
Newark, DE 19713
Attn: John Getchius
Fax No.: 302-634-4250

With a copy to:    Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attn: Alice Eaton

Houlihan Lokey
245 Park Avenue, 20th floor
New York, NY 10167
Attn: David R. Hilty

Ladies and Gentlemen:
Reference hereby is made to that certain Superpriority Debtor-In-Possession Credit Agreement (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), dated as of [ ], 2013, by and among EXIDE TECHNOLOGIES, a Delaware corporation, as a debtor and debtor-in-possession (the “Company”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the Company, the “Borrowers” and individually, a “Borrower”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to Section 2.3(c)(iii) of the Credit Agreement, the Company hereby requests that the Agent release funds held in the Term Advance Proceeds Account in an amount of [AMOUNT] for the proposed uses set forth on Annex A hereto to the following account:
Bank Name:    _______________________
Bank Address:    _______________________
ABA Number:    _______________________
Account Number:    _______________________

Exhibit 10.61 DIP Credit Agreement Exhibits

Attention:    _______________________
Reference:    _______________________
The Company hereby certifies that:
(i)    the proposed uses of the funds requested to be released from the Term Advance Proceeds Account hereby are as set forth on Annex A hereto and are substantially in accordance with the Cash Budget or for Specified Disbursements; and
(ii)    no Default or Event of Default has occurred and is continuing on the date hereof, nor will either result from such withdrawal or use of such funds.
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Exhibit 10.61 DIP Credit Agreement Exhibits

Dated:

EXIDE TECHNOLOGIES

a debtor and debtor-in-possession

By:

Name:

Title:

Exhibit 10.61 DIP Credit Agreement Exhibits

ANNEX A TO TERM ADVANCE PROCEEDS WITHDRAWAL REQUEST

PROPOSED USES OF FUNDS REQUESTED TO BE WITHDRAWN FROM TERM ADVANCE PROCEEDS ACCOUNT

[DESCRIBE IN REASONABLE DETAIL. SUCH FUNDS MUST BE USED SUBSTANTIALLY IN ACCORDANCE WITH THE CASH BUDGET OR FOR SPECIFIED DISBURSEMENTS.]

61